UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2020

ACM Research, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38273	94-3290283
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42307 Osgood Road, Suite I
Fremont, California	94539
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 445-3700

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ACMR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02.	Results of Operations and Financial Condition.

On August 5, 2020, we issued a press release announcing financial results for the second quarter of 2020. The full text of the press release is furnished as Exhibit 99.01 hereto and is incorporated herein by reference.

The information contained in this Item 2.02, including the exhibit furnished hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On August 5, 2020, we issued press releases titled “ACM Research Expands Customer Base with Orders from Two New Analog/Power IC Manufacturing Customers” and “ACM Research Announces Delivery of Smart Megasonix Wafer Cleaning Tool to U.S. Demo Lab of Leading Global Semiconductor Equipment Manufacturer.” The full texts of those press release are furnished as Exhibits 99.02 and 99.03, respectively, hereto.

The information contained in this Item 7.01, including the exhibits furnished hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.01	Press release of ACM Research, Inc. dated August 5, 2020, titled “ACM Research Reports Second Quarter 2020 Results”

99.02	Press release of ACM Research, Inc. dated August 5, 2020, titled “ACM Research Expands Customer Base with Orders from Two New Analog/Power IC Manufacturing Customers”

99.03
Press release of ACM Research, Inc. dated August 5, 2020, titled “ACM Research Announces Delivery of Smart Megasonix Wafer Cleaning Tool to U.S. Demo Lab of Leading Global Semiconductor Equipment Manufacturer”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACM RESEARCH, INC.

By:	/s/ Mark McKechnie
Mark McKechnie
Chief Financial Officer and Treasurer

Dated: August 5, 2020